UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10589

                          OPPENHEIMER REAL ESTATE FUND
                          ----------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: APRIL 30
                                                 --------

             Date of reporting period: MAY 1, 2004 - APRIL 30, 2005
                                       ----------------------------



ITEM 1.  REPORTS TO STOCKHOLDERS.



TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Simon Property Group, Inc.                                                 8.8%
--------------------------------------------------------------------------------
ProLogis                                                                   5.8
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                                                4.7
--------------------------------------------------------------------------------
Vornado Realty Trust                                                       4.4
--------------------------------------------------------------------------------
General Growth Properties, Inc.                                            3.9
--------------------------------------------------------------------------------
BioMed Realty Trust, Inc.                                                  3.9
--------------------------------------------------------------------------------
Mills Corp.                                                                3.7
--------------------------------------------------------------------------------
Public Storage, Inc.                                                       3.3
--------------------------------------------------------------------------------
Host Marriott Corp.                                                        3.3
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                    3.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2005, and are based on net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

 Stocks               97.6%
 Cash Equivalents      2.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2005, and are based on total market value of investments.
--------------------------------------------------------------------------------


                        7 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund continued to benefit from a very strong market environment for real estate investment trusts (REITs). Our overweighting of retail mall properties--particularly those targeting upper-income urban shoppers, who we believed would be best able to weather the challenges of higher interest rates and energy prices--had the greatest positive influence on portfolio returns.

      We emphasized upscale, urban regional mall and community center retailers in part because of certain barriers to local competition. It is very difficult for developers to accumulate the large tracts of land--typically more than 100 contiguous acres--required to build competing properties in the higher-income, densely populated areas that mall REITs favor. We also noted the substantial amount of market research done by both mall developers and retailers looking to open successful new stores reduces the potential for excess development. As a result of this research, most new malls are being built in areas that are on the outskirts of major urban centers.

      While the Fund's weighting in retail properties varied throughout the period, we held core positions throughout the period in what we believed were the dominant mall REITs. For example, we maintained significant holdings in Mills Corp., which operates unique shopping spaces that are hybrids between malls and outlet centers. Mills' stock continued to perform very well during the period, adding to the Fund's results. The Fund also was helped by holdings in pure regional mall operators including General Growth Properties, Inc.

      Another management strategy was to make targeted investments in companies whose business prospects we found compelling, even if they belonged to sectors whose fundamentals we did not. For example, the portfolio included a large position in Avalonbay Communities, Inc., which operates apartment communities in high-rent areas of the United States, especially on the East and West coasts. The apartment sector as a whole did not generally perform well during the past year, as continued low interest rates made buying a home relatively more attractive than renting. Avalonbay, however, fared better than its peers because its apartment communities are located in supply constrained markets with high cost of housing in its core markets.

      Another strong performer for the Fund during the period was Vornado Realty Trust, which owns a variety of office, retail and specialty properties. We favored Vornado for its opportunistic management approach--the company has proven adept at making highly complex and profitable deals.


                        8 | OPPENHEIMER REAL ESTATE FUND

      Not all of our investments performed well. The Fund's largest individual detractor, despite occupying a modest portion of the portfolio, was a small company serving the relatively low-cost end of the manufactured home sector. We generally avoided this sector, in part because low interest rates have made it easier for potential homebuyers to afford other types of housing. However, we chose to invest in the initial public offering of this company in part because of its aggressive plan to build a large portfolio of manufactured home properties. Unfortunately, the headwinds facing the entire sector overshadowed what we believed was the strength of the company's acquisition plan.

      MeriStar Hospitality was a second detractor during the period. This REIT owns a variety of upscale, full service, hotel and resort properties. MeriStar continued to make progress as a turnaround story. Unfortunately, the market did not reward the company for its operating improvements, and MeriStar lagged the hotel sector to a surprising degree.

      COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2005. In the case of Class A shares, performance is measured from the inception of the Class A shares on March 4, 2002. In the case of Class B, Class C, Class N, and Class Y shares, performance is measured from their inception of each class on October 1, 2003. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the NAREIT Equity REIT Index, an index that approximates the REIT universe with approximately 147 companies ranging in market capitalization from $3.3 million to $10.1 billion, with an aggregate market capitalization of $239 billion as of April 30, 2005. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, the Fund's investments are not limited to the investments in the index.


                        9 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Estate Fund (Class A)
     NAREIT Equity REIT Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Real
                        Estate Fund       NAREIT Equity
                         (Class A)         REIT Index
 ----------           ----------------    -------------
 03/04/2002                 9,425            10,000
 04/30/2002                 9,915            10,690
 07/31/2002                 9,877            10,513
 10/31/2002                 9,020             9,637
 01/31/2003                 9,265             9,870
 04/30/2003                10,043            10,684
 07/31/2003                11,639            12,196
 10/31/2003                12,243            12,907
 01/31/2004                13,919            14,544
 04/30/2004                12,952            13,339
 07/31/2004                14,302            14,757
 10/31/2004                16,123            16,722
 01/31/2005                16,557            16,803
 04/30/2005                17,629            17,956

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 28.28%   Since Inception (3/4/02) 19.68%


                        10 | OPPENHEIMER REAL ESTATE FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Real Estate Fund (Class B)
   NAREIT Equity REIT Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Real
                        Estate Fund       NAREIT Equity
                         (Class B)         REIT Index
 ----------           ----------------    -------------
 10/01/2003                10,000            10,000
 10/31/2003                 9,992            10,181
 01/31/2004                11,334            11,472
 04/30/2004                10,528            10,521
 07/31/2004                11,605            11,640
 10/31/2004                13,054            13,229
 01/31/2005                13,380            13,254
 04/30/2005                13,823            14,164

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 30.10%  Since Inception (10/1/03) 22.73%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 15 FOR FURTHER INFORMATION.


                        11 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Estate Fund (Class C)
     NAREIT Equity REIT Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Real
                        Estate Fund       NAREIT Equity
                         (Class C)         REIT Index
 ----------           ----------------    -------------
 10/01/2003                10,000            10,000
 10/31/2003                10,008            10,181
 01/31/2004                11,355            11,472
 04/30/2004                10,543            10,521
 07/31/2004                11,617            11,640
 10/31/2004                13,073            13,229
 01/31/2005                13,395            13,254
 04/30/2005                14,241            14,164

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 34.07%  Since Inception (10/1/03) 25.07%


                        12 | OPPENHEIMER REAL ESTATE FUND

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Estate Fund (Class N)
     NAREIT Equity REIT Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Real
                        Estate Fund       NAREIT Equity
                         (Class N)         REIT Index
 ----------           ----------------    -------------
 10/01/2003                10,000            10,000
 10/31/2003                 9,992            10,181
 01/31/2004                11,351            11,472
 04/30/2004                10,556            10,521
 07/31/2004                11,654            11,640
 10/31/2004                13,128            13,229
 01/31/2005                13,464            13,254
 04/30/2005                14,335            14,164

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 34.80%  Since Inception (10/1/03) 25.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 15 FOR FURTHER INFORMATION.


                        13 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Estate Fund (Class Y)
     NAREIT Equity REIT Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Real
                        Estate Fund       NAREIT Equity
                         (Class Y)         REIT Index
 ----------           ----------------    -------------
 10/01/2003                10,000            10,000
 10/31/2003                10,000            10,181
 01/31/2004                11,370            11,472
 04/30/2004                10,590            10,521
 07/31/2004                11,701            11,640
 10/31/2004                13,207            13,229
 01/31/2005                13,566            13,254
 04/30/2005                14,463            14,164

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES WITH SALES CHARGE OF THE FUND AT 4/30/05

1-Year 36.57%  Since Inception (10/1/03) 26.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 15 FOR FURTHER INFORMATION.


                        14 | OPPENHEIMER REAL ESTATE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Please remember this Fund has a limited operating history.

CLASS A shares of the Fund were first offered on 3/4/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 10/1/03. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 10/1/03. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                        15 | OPPENHEIMER REAL ESTATE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                        16 | OPPENHEIMER REAL ESTATE FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                BEGINNING        ENDING           EXPENSES
                                ACCOUNT          ACCOUNT          PAID DURING
                                VALUE            VALUE            6 MONTHS ENDED
                                (11/1/04)        (4/30/05)        APRIL 30, 2005
--------------------------------------------------------------------------------
Class A Actual                  $ 1,000.00       $ 1,093.40       $  7.81
--------------------------------------------------------------------------------
Class A Hypothetical              1,000.00         1,017.36          7.53
--------------------------------------------------------------------------------
Class B Actual                    1,000.00         1,089.60         11.72
--------------------------------------------------------------------------------
Class B Hypothetical              1,000.00         1,013.64         11.30
--------------------------------------------------------------------------------
Class C Actual                    1,000.00         1,089.40         11.72
--------------------------------------------------------------------------------
Class C Hypothetical              1,000.00         1,013.64         11.30
--------------------------------------------------------------------------------
Class N Actual                    1,000.00         1,091.90          9.11
--------------------------------------------------------------------------------
Class N Hypothetical              1,000.00         1,016.12          8.79
--------------------------------------------------------------------------------
Class Y Actual                    1,000.00         1,095.20          5.89
--------------------------------------------------------------------------------
Class Y Hypothetical              1,000.00         1,019.19          5.67

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended April 30, 2005 are as follows:

CLASS           EXPENSE RATIOS
-------------------------------
Class A              1.50%
-------------------------------
Class B              2.25
-------------------------------
Class C              2.25
-------------------------------
Class N              1.75
-------------------------------
Class Y              1.13

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                        17 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS  April 30, 2005
--------------------------------------------------------------------------------

                                                                         VALUE
                                                         SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
COMMON STOCKS--97.8%
-------------------------------------------------------------------------------
FINANCIALS--97.8%
-------------------------------------------------------------------------------
REAL ESTATE--97.8%
Acadia Realty Trust                                     134,800   $  2,163,540
-------------------------------------------------------------------------------
Archstone-Smith
Trust                                                   101,750      3,659,948
-------------------------------------------------------------------------------
Ashford Hospitality
Trust                                                   182,400      1,867,776
-------------------------------------------------------------------------------
Avalonbay
Communities, Inc.                                        82,075      5,909,400
-------------------------------------------------------------------------------
BioMed Realty
Trust, Inc.                                             241,650      4,881,330
-------------------------------------------------------------------------------
Boston Properties,
Inc.                                                     60,125      3,996,509
-------------------------------------------------------------------------------
BRE Properties,
Inc., Cl. A                                              58,800      2,188,536
-------------------------------------------------------------------------------
Camden Property
Trust                                                     5,525        281,775
-------------------------------------------------------------------------------
Capital Automotive
REIT                                                     52,200      1,773,756
-------------------------------------------------------------------------------
Catellus Development
Corp.                                                    62,527      1,731,998
-------------------------------------------------------------------------------
CBL & Associates
Properties, Inc.                                         42,500      3,288,225
-------------------------------------------------------------------------------
Cedar Shopping
Centers, Inc.                                           110,600      1,526,280
-------------------------------------------------------------------------------
CenterPoint
Properties Trust                                         36,525      1,505,195
-------------------------------------------------------------------------------
Corporate Office
Properties Trust                                         79,800      2,098,740
-------------------------------------------------------------------------------
Developers Diversified
Realty Corp.                                             68,500      2,907,140
-------------------------------------------------------------------------------
Equity Residential                                       86,025      2,954,959
-------------------------------------------------------------------------------
Extra Space
Storage, Inc.                                            26,300        341,900
-------------------------------------------------------------------------------
First Potomac
Realty Trust                                             42,700        956,907
-------------------------------------------------------------------------------
General Growth
Properties, Inc.                                        125,000      4,888,750
-------------------------------------------------------------------------------
Gramercy Capital
Corp.                                                   154,325      3,067,981

                                                                         VALUE
                                                         SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
REAL ESTATE Continued
Host Marriott Corp.                                     242,300   $  4,075,486
-------------------------------------------------------------------------------
Innkeepers USA Trust                                    167,100      2,217,417
-------------------------------------------------------------------------------
Kilroy Realty Corp.                                      75,225      3,282,067
-------------------------------------------------------------------------------
Kimco Realty Corp.                                       54,125      2,997,984
-------------------------------------------------------------------------------
Mack-Cali Realty
Corp.                                                    47,800      2,102,722
-------------------------------------------------------------------------------
Mills Corp.                                              80,450      4,596,913
-------------------------------------------------------------------------------
NorthStar Realty
Finance Corp.                                           243,900      2,546,316
-------------------------------------------------------------------------------
ProLogis                                                183,050      7,246,950
-------------------------------------------------------------------------------
Public Storage, Inc.                                     71,250      4,182,375
-------------------------------------------------------------------------------
Regency Centers
Corp.                                                    48,625      2,560,106
-------------------------------------------------------------------------------
Senior Housing
Properties Trust                                        117,100      2,025,830
-------------------------------------------------------------------------------
Simon Property
Group, Inc.                                             167,200     11,046,904
-------------------------------------------------------------------------------
SL Green Realty
Corp.                                                    58,850      3,589,850
-------------------------------------------------------------------------------
Strategic Hotel
Capital, Inc.                                           111,175      1,568,679
-------------------------------------------------------------------------------
Sunstone Hotel
Investors, Inc.                                          55,300      1,214,388
-------------------------------------------------------------------------------
Tanger Factory
Outlet Centers, Inc.                                     70,900      1,642,044
-------------------------------------------------------------------------------
Town & Country
Trust                                                    56,500      1,517,025
-------------------------------------------------------------------------------
Trizec Properties,
Inc.                                                    153,850      3,075,462
-------------------------------------------------------------------------------
Ventas, Inc.                                             84,000      2,266,320
-------------------------------------------------------------------------------
Vornado Realty
Trust                                                    71,375      5,456,617
-------------------------------------------------------------------------------
Windrose Medical
Properties Trust                                        102,500      1,445,250
                                                                  -------------
Total Common Stocks
(Cost $107,158,330)                                                122,647,350


                        18 | OPPENHEIMER REAL ESTATE FUND

                                                      PRINCIPAL          VALUE
                                                         AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.4%
-------------------------------------------------------------------------------
Undivided interest of 0.23% in joint repurchase
agreement (Principal Amount/Value $1,318,039,000,
with a maturity value of $1,318,355,329) with UBS
Warburg LLC, 2.88%, dated 4/29/05, to be repurchased
at $2,987,717 on 5/2/05, collateralized by Federal
National Mortgage Assn., 5%--6%, 3/1/34--8/1/34,
with a value of $1,345,611,059 (Cost $2,987,000)     $2,987,000   $  2,987,000

-------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $109,842,330)                                       100.2%   125,634,350
-------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                               (0.2)      (257,598)
                                                     --------------------------

NET ASSETS                                                100.0%  $125,376,752
                                                     ==========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        19 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------
Investments, at value (cost $109,842,330)--see accompanying statement of investments            $  125,634,350
--------------------------------------------------------------------------------------------------------------
Cash                                                                                                    98,725
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                     490,199
Investments sold                                                                                       172,046
Interest and dividends                                                                                 158,524
Other                                                                                                    5,202
                                                                                                --------------
Total assets                                                                                       126,559,046

--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                1,028,210
Shares of beneficial interest redeemed                                                                  70,858
Transfer and shareholder servicing agent fees                                                           21,577
Shareholder communications                                                                              17,309
Distribution and service plan fees                                                                      16,930
Trustees' compensation                                                                                     205
Other                                                                                                   27,205
                                                                                                --------------
Total liabilities                                                                                    1,182,294

--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $  125,376,752
                                                                                                ==============

--------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $  106,982,702
--------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                       (160,997)
--------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                         2,763,027
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                          15,792,020
                                                                                                --------------
NET ASSETS                                                                                      $  125,376,752
                                                                                                ==============


                        20 | OPPENHEIMER REAL ESTATE FUND

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $68,879,329 and
4,034,422 shares of beneficial interest outstanding)                                                   $ 17.07
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)        $ 18.11
--------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $14,422,519 and 845,856 shares of
beneficial interest outstanding)                                                                       $ 17.05
--------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $13,784,195 and 807,892 shares of
beneficial interest outstanding)                                                                       $ 17.06
--------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $4,097,812 and 239,908 shares of
beneficial interest outstanding)                                                                       $ 17.08
--------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$24,192,897 and 1,416,245 shares of beneficial interest outstanding)                                   $ 17.08

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        21 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                        $    2,546,566
--------------------------------------------------------------------------------
Interest                                                                 51,771
                                                                 ---------------
Total investment income                                               2,598,337

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         774,471
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  77,199
Class B                                                                  87,883
Class C                                                                  71,264
Class N                                                                   7,846
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  84,157
Class B                                                                  36,719
Class C                                                                  25,491
Class N                                                                   6,961
Class Y                                                                  10,245
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  15,600
Class B                                                                  14,077
Class C                                                                   9,324
Class N                                                                   1,326
Class Y                                                                     158
--------------------------------------------------------------------------------
Trustees' compensation                                                    8,343
--------------------------------------------------------------------------------
Custodian fees and expenses                                               1,211
--------------------------------------------------------------------------------
Other                                                                    64,056
                                                                 ---------------
Total expenses                                                        1,296,331
Less reduction to custodian expenses                                       (921)
Less waivers and reimbursements of expenses                             (77,029)
                                                                 ---------------
Net expenses                                                          1,218,381

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 1,379,956

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      3,862,478
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 14,950,823

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   20,193,257
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        22 | OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                     2005            2004
--------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   1,379,956   $     680,823
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                   3,862,478         752,107
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                              14,950,823         358,581
                                                                                ------------------------------
Net increase in net assets resulting from operations                               20,193,257       1,791,511

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                              (826,774)       (247,147)
Class B                                                                              (112,413)        (20,280)
Class C                                                                               (91,800)        (12,871)
Class N                                                                               (22,345)           (898)
Class Y                                                                              (531,786)       (371,119)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                              (503,380)        (45,358)
Class B                                                                              (120,903)         (3,868)
Class C                                                                               (94,313)         (2,388)
Class N                                                                               (17,448)           (116)
Class Y                                                                              (238,606)        (68,441)

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                            43,166,564       9,621,304
Class B                                                                             9,336,010       3,439,770
Class C                                                                             9,949,844       2,491,737
Class N                                                                             3,545,439         285,755
Class Y                                                                             2,623,977      15,846,132

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total increase                                                                     86,255,323      32,703,723
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                                39,121,429       6,417,706
                                                                                ------------------------------
End of period (including accumulated net investment income (loss)
of $(160,997) and $38,389, respectively)                                        $ 125,376,752   $  39,121,429
                                                                                ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        23 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED APRIL 30,                               2005          2004         2003        2002 1
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    12.97      $  10.34    $   10.51    $    10.00
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .29 2         .26          .31           .08
Net realized and unrealized gain (loss)                      4.35          2.72         (.16)          .43
                                                       ----------------------------------------------------
Total from investment operations                             4.64          2.98          .15           .51
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.36)         (.29)        (.18)           --
Distributions from net realized gain                         (.18)         (.06)        (.14)           --
                                                       ----------------------------------------------------
Total dividends and/or distributions to shareholders         (.54)         (.35)        (.32)           --
-----------------------------------------------------------------------------------------------------------

Net asset value, end of period                         $    17.07      $  12.97    $   10.34    $    10.51
                                                       ====================================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          36.11%        28.72%        1.58%         5.10%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   68,879      $ 17,078    $   6,418    $    6,120
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   39,933      $ 10,345    $   6,065    $    5,662
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                        1.81%         3.37%        3.10%         5.26%
Total expenses                                               1.53%         1.57%        2.34%         4.23%
Expenses after payments and waivers and
reduction to custodian expenses                              1.50%         1.44%        2.09%         2.08%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        92%          117%         300%           75%

1. For the period from March 4, 2002 (commencement of operations) to April 30, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        24 | OPPENHEIMER REAL ESTATE FUND

                                                                        CLASS B  |                   CLASS C  |
YEAR ENDED APRIL 30,                                         2005        2004 1  |      2005          2004 1  |
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    12.94      $  12.59    $   12.96      $    12.59
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .18 2         .26          .17 2           .26
Net realized and unrealized gain                             4.33           .42         4.34             .44
                                                       ------------------------------------------------------
Total from investment operations                             4.51           .68         4.51             .70
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.22)         (.27)        (.23)           (.27)
Distributions from net realized gain                         (.18)         (.06)        (.18)           (.06)
                                                       ------------------------------------------------------
Total dividends and/or distributions to shareholders         (.40)         (.33)        (.41)           (.33)
-------------------------------------------------------------------------------------------------------------

Net asset value, end of period                         $    17.05      $  12.94    $   17.06      $    12.96
                                                       ======================================================

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          35.10%         5.28%       35.07%           5.43%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   14,423      $  3,181    $  13,784      $    2,317
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $    8,842      $  1,462    $   7,167      $      929
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                        1.11%         2.15%        1.05%           2.12%
Total expenses                                               2.66%         2.78%        2.57%           2.78%
Expenses after payments and waivers and
reduction to custodian expenses                              2.25%         2.25%        2.25%           2.25%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        92%          117%          92%            117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        25 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                        CLASS N  |                   CLASS Y  |
YEAR ENDED APRIL 30,                                         2005        2004 1  |      2005          2004 1  |
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    12.97      $  12.59    $   12.98      $    12.59
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .24 2         .29          .35 2           .25
Net realized and unrealized gain                             4.36           .42         4.34             .51
                                                       ---------------------------------------------------------
Total from investment operations                             4.60           .71         4.69             .76
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.31)         (.27)        (.41)           (.31)
Distributions from net realized gain                         (.18)         (.06)        (.18)           (.06)
                                                       ---------------------------------------------------------
Total dividends and/or distributions to shareholders         (.49)         (.33)        (.59)           (.37)
----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                         $    17.08      $  12.97    $   17.08      $    12.98
                                                       =========================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          35.80%         5.56%       36.57%           5.90%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $    4,098      $    268    $  24,193      $   16,278
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $    1,581      $     97    $  20,274      $   16,633
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                        1.51%         2.30%        2.27%           3.12%
Total expenses                                               2.11%         2.10%        1.14%           1.23%
Expenses after payments and waivers and
reduction to custodian expenses                              1.75%         1.75%         N/A 5           N/A 5,6
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        92%          117%          92%            117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver and reimbursement of expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        26 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Real Estate Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through investment in real estate securities. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Cornerstone Real Estate Adviser LLC, formerly Cornerstone Real Estate Advisers, Inc., an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session


                        27 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provisions are required. However, during the year ended April 30, 2005, the Fund paid federal excise tax of $5,776.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                        28 | OPPENHEIMER REAL ESTATE FUND

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED      UNDISTRIBUTED         ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT         LONG-TERM                LOSS    FOR FEDERAL INCOME
      INCOME                      GAIN    CARRYFORWARD 1,2          TAX PURPOSES
      --------------------------------------------------------------------------
      $1,730,793            $1,395,703                 $--           $15,267,553

1. During the fiscal year ended April 30, 2005, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended April 30, 2004, the Fund utilized $318,189 of capital loss carryforwards to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

      In addition, distributions paid by the Fund's investments in real estate investment trusts (REITS) often include a "return of capital" which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Accordingly, the following amounts have been reclassified for April 30, 2005. Net assets of the Fund were unaffected by the reclassifications.

                              REDUCTION TO               REDUCTION TO
                               ACCUMULATED            ACCUMULATED NET
      INCREASE TO           NET INVESTMENT              REALIZED GAIN
      PAID-IN CAPITAL                 LOSS           ON INVESTMENTS 3
      ---------------------------------------------------------------
      $412,100                      $5,776                   $417,876

3. $417,876, including $193,559 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2005 and April 30, 2004 was as follows:

                                         YEAR ENDED        YEAR ENDED
                                     APRIL 30, 2005    APRIL 30, 2004
      ---------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $  2,071,414         $ 685,442
      Long-term capital gain                488,354            87,044
                                       ------------------------------
      Total                            $  2,559,768         $ 772,486
                                       ==============================


                        29 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributed to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities       $ 110,366,797
                                                =============

           Gross unrealized appreciation        $  15,439,233
           Gross unrealized depreciation             (171,680)
                                                -------------
           Net unrealized appreciation          $  15,267,553
                                                =============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                        30 | OPPENHEIMER REAL ESTATE FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                              YEAR ENDED APRIL 30, 2005         YEAR ENDED APRIL 30, 2004 1
                                 SHARES          AMOUNT          SHARES              AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                          3,411,435    $ 54,186,430         889,852        $ 12,356,969
Dividends and/or
distributions reinvested         76,724       1,254,701          18,678             250,667
Redeemed                       (770,649)    (12,274,567)       (212,484)         (2,986,332)
                              --------------------------------------------------------------
Net increase                  2,717,510    $ 43,166,564         696,046        $  9,621,304
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                            834,316    $ 13,087,054         309,808        $  4,302,406
Dividends and/or
distributions reinvested         12,889         212,244           1,487              19,890
Redeemed                       (247,201)     (3,963,288)        (65,443)           (882,526)
                              --------------------------------------------------------------
Net increase                    600,004    $  9,336,010         245,852        $  3,439,770
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS C
Sold                            782,568    $ 12,361,481         189,007        $  2,628,478
Dividends and/or
distributions reinvested         10,242         168,836           1,087              14,580
Redeemed                       (163,776)     (2,580,473)        (11,236)           (151,321)
                              --------------------------------------------------------------
Net increase                    629,034    $  9,949,844         178,858        $  2,491,737
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS N
Sold                            237,410    $  3,840,506          20,729        $    287,274
Dividends and/or
distributions reinvested          2,234          36,949              72                 988
Redeemed                        (20,367)       (332,016)           (170)             (2,507)
                              --------------------------------------------------------------
Net increase                    219,277    $  3,545,439          20,631        $    285,755
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS Y
Sold                            145,092    $  2,350,640       1,237,918        $ 15,628,437
Dividends and/or
distributions reinvested         48,131         770,344          32,877             439,531
Redeemed                        (31,402)       (497,007)        (16,371)           (221,836)
                              --------------------------------------------------------------
Net increase                    161,821    $  2,623,977       1,254,424        $ 15,846,132
                              ==============================================================

1. For the year ended April 30, 2004 for Class A shares and for the period October 1, 2003 (inception of offering) to April 30, 2004 for Class B, Class C, Class N and Class Y shares.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended April 30, 2005, were $136,294,660 and $70,033,238, respectively.


                        31 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee at an annual rate of 1.00% of average daily net assets of the Fund.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains Cornerstone Real Estate Advisers, Inc. (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The Manager will pay the Sub-Advisor a fee equal to 40% of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise). Notwithstanding the foregoing, if the Manager, without the Sub-Advisor's concurrence, agrees to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Manager, the Sub-Advisor's fee hereunder shall be based upon the investment management fee the Fund would have to pay exclusive of any such waiver agreed to by the Manager in it sole discretion. For the year ended April 30, 2005, the Manager paid $284,648 to the Sub-Advisor for services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2005, the Fund paid $136,970 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.


                        32 | OPPENHEIMER REAL ESTATE FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2005 for Class B, Class C and Class N shares were $217,452, $87,131 and $44,854, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.


                                     CLASS A        CLASS B        CLASS C        CLASS N
                      CLASS A     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                    FRONT-END       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                  RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED        DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-----------------------------------------------------------------------------------------
April 30, 2005      $ 215,289          $ 867       $ 26,043        $ 3,957          $ 741

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has agreed to waive its management fees and/or reimburse expenses such that total annual operating expenses for Class A shares do not exceed 1.50% of average daily net assets. As of July 28, 2003, the management fees are waived and/or expenses are reimbursed such that total annual operating expenses for Class B and Class C shares will each not exceed 2.25% of average daily net assets, Class N shares will not exceed 1.75% of average daily net assets, and Class Y shares will not exceed 1.25% of average daily net assets. During the year ended April 30, 2005, the Manager reimbursed the Fund $12,587, $30,383, $21,858 and $3,955 for Class A, Class B, Class C and Class N shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended April 30, 2005, OFS waived $5,614, $942 and $1,690 for Class B, Class C, and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.


                        33 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                        34 | OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OPPENHEIMER REAL ESTATE FUND

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund (the "Fund"), including the statement of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                        Earnst & Young LLP

New York, New York
May 26, 2005


                        35 | OPPENHEIMER REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $0.3383, $0.2837, $0.2892, $0.3152 and
$0.3535 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 10, 2004, of which $0.0926 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the year ended April 30, 2005 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $61,750 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        36 | OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                        37 | OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the advisory and sub-advisory agreements (the "advisory agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Cornerstone Real Estate Advisers, Inc. (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreements for the current year, the Board evaluated the nature and extent of the services provided by the Manager, the Sub-Adviser and their affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services; oversight of third party service providers and the Sub-Adviser provides the Fund with the services of the portfolio manager and the Sub-Adviser's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board noted that the relatively low redemption rate for funds advised by the Manager provided an indication of shareholder satisfaction with the overall level of services provided by the Manager. The Board considered that the Sub-Adviser, an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager, has operated as an investment advisor since 1994 and managed over $5 billion of equity real estate assets and real estate securities.


                        38 | OPPENHEIMER REAL ESTATE FUND

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott C. Westphal and the Sub-Adviser's Real Estate Securities Investment Management unit. Mr. Westphal has had over 13 years of experience managing equity investments and has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in March 2002. Mr. Westphal is employed by the Sub-Adviser. Mr. Westphal, a Chartered Financial Analyst and Certified Public Accountant, is the Managing Director of the Sub-Adviser's Real Estate Securities Investment Management unit and is responsible for the creation and management of real estate securities portfolios for the Sub-Adviser's institutional clients. Prior to joining the Sub-Adviser in 1999, Mr. Westphal served as Executive Vice President and Portfolio Manager for JLW Capital Management from March 1998 through July 1999 and as Senior Vice President for Cohen & Steers Capital Management from May 1994 through March 1998. He is a portfolio manager of one portfolio and six other accounts in the OppenheimerFunds complex.

      The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other real estate funds advised by other investment advisers. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board noted that the Fund's one-year and since inception performance was better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other real estate funds and other funds with comparable assets levels and distribution features. The Manager has agreed to voluntarily cap the Fund's expenses at 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. The Board noted that the Fund's contractual and actual management fees are both lower than its peer group average, although its total expenses are higher than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's annual fee under the sub-advisory agreement.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain


                        39 | OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and indirect benefits the Manager and Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager and Sub-Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's management fee. The Board noted that the fund has recently experienced significant asset growth but that current asset levels remain relatively modest.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund. Fund counsel is independent of the Manager and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules. The Board was aware that there are alternatives to retaining the Manager.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the advisory agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreements, including the management fee, in light of all of the surrounding circumstances.


                        40 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE   TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE; NUMBER OF
                               PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE AND INTERESTED TRUSTEE IN THE
TRUSTEES                       CHARTS BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO
                               80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM,
                               UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

PETER I. WOLD,                 President of Wold Oil Properties, Inc. (oil and gas
Chairman of the Board          exploration and production company) (since 1994); Vice
(since December 2004),         President, Secretary and Treasurer of Wold Trona Company,
Trustee (since 2003)           Inc. (soda ash processing and production) (since 1996); Vice
Age: 57                        President of Wold Talc Company, Inc. (talc mining) (since
                               1999); Managing Member of Hole-in-the-Wall Ranch (cattle
                               ranching) (since 1979); Director and Chairman of the Denver
                               Branch of the Federal Reserve Bank of Kansas City
                               (1993-1999); and Director of PacifiCorp. (electric utility)
                               (1995-1999). Oversees 14 portfolios in the OppenheimerFunds complex.

RONALD J. ABDOW,               Chairman of Abdow Corporation (operator of restaurants)
Trustee (since 2003)           (since 1959); Trustee of the following real estate
Age: 73                        businesses (owners and operators of restaurants): G&R Realty
                               Co. (since 1973), G&R Trust Co. (since 1973), Abdow
                               Partnership (since 1975), Auburn Associates (since 1983) and
                               Hazard Associates (since 1985); Trustee of the following
                               open-end investment companies: MML Series Investment Fund II
                               (since 2005), MassMutual Premier Funds (since 2004), MML
                               Series Investment Fund (1993-2004) and of MassMutual Select
                               Funds (formerly MassMutual Institutional Funds) (1994-2004);
                               Trustee of Bay State Health System (health services) (since
                               1994); Chairman of Western Mass Development Corp.
                               (non-profit land development) (since 1996); and Chairman of
                               American International College (non-profit college) (since
                               1991). Oversees 14 portfolios in the OppenheimerFunds
                               complex.

JOSEPH M. WIKLER,              Director of the following medical device companies: Medintec
Trustee (since 2003)           (since 1992) and Cathco (since 1996); Director of Lakes
Age: 64                        Environmental Association (since 1996); Member of the
                               Investment Committee of the Associated Jewish Charities of
                               Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees 14 portfolios in the
                               OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

EUSTIS WALCOTT,                Principal with Ardsley Associates (consulting firm) (since
Trustee (since 2003)           2000); Director of Cornerstone Real Estate Advisors LLC
Age: 67                        (real estate equity investment management services) (an
                               affiliate of the Manager) (since October 2000); Director of
                               MML Investors Services (individual retirement, insurance,
                               investment, and life event planning products and services
                               company) (an affiliate of the Manager) (since October 2000);
                               Trustee of OFI Trust Company (an affiliate of the Manager)
                               (since 2001); Trustee of the American International College
                               (1995 - December 2003); Senior Vice President of
                               Massachusetts Mutual Life Insurance Company (May 1990 - July
                               2000); Vice President of MassMutual Foundation for Hartford,
                               Inc. (since 2005). Oversees 14 portfolios in the
                               OppenheimerFunds complex.


                        41 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD
AND OFFICER                    FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY
                               10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL
                               HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June
President and Trustee          2001) and President (since September 2000) of the Manager;
(since 2003)                   President and a director or trustee of other Oppenheimer
Age: 55                        funds; President and a director (since July 2001) of
                               Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                               holding company subsidiary of the Manager); a director
                               (since November 2001) of OppenheimerFunds Distributor, Inc.
                               (a subsidiary of the Manager); Chairman and a director
                               (since July 2001) of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent
                               subsidiaries of the Manager); President and a director
                               (since July 2001) of OppenheimerFunds Legacy Program (a
                               charitable trust program established by the Manager); a
                               director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                               Centennial Asset Management Corporation, Trinity
                               Investment Management Corporation and Tremont Capital
                               Management, Inc. (since November 2001), HarbourView Asset
                               Management Corporation and OFI Private Investments, Inc.
                               (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset
                               Management, Inc.; Executive Vice President (since February
                               1997) of Massachusetts Mutual Life Insurance Company (the
                               Manager's parent company); a director (since June 1995) of
                               DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the
                               Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September 2000-June 2001)
                               of the Manager; President and trustee (November
                               1999-November 2001) of MML Series Investment Fund and
                               MassMutual Select Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance
                               Company; President, Chief Executive Officer and director
                               (September 1999-August 2000) of MML Bay State Life Insurance
                               Company; a director (June 1989-June 1998) of Emerald Isle
                               Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 66 portfolios as
                               Trustee/Director and 20 additional portfolios as Officer
                               in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS
                               FOLLOWS: FOR MR. ZACK, TWO WORLD FINANCIAL CENTER, 225
                               LIBERTY STREET, NEW YORK, NY 10281-1008; FOR MR. WIXTED AND
                               MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924.
                               EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER
                               EARLIER RESIGNATION, DEATH OR REMOVAL.

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of
Treasurer (since 2003)         the Manager; Treasurer of HarbourView Asset Management
Age: 45                        Corporation, Shareholder Financial Services, Inc.,
                               Shareholder Services, Inc., Oppenheimer Real Asset
                               Management Corporation, and Oppenheimer Partnership
                               Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of OppenheimerFunds
                               International Ltd. and OppenheimerFunds plc (since May
                               2000), of OFI Institutional Asset Management, Inc. (since
                               November 2000), and of OppenheimerFunds Legacy Program (a
                               Colorado non-profit corporation) (since June 2003);
                               Treasurer and Chief Financial Officer (since May 2000) of
                               OFI Trust Company (a trust company subsidiary of the
                               Manager; Assistant Treasurer (since March 1999) of
                               Oppenheimer Acquisition Corp. Formerly Assistant Treasurer
                               of Centennial Asset Management Corporation (March
                               1999-October 2003) and OppenheimerFunds Legacy Program
                               (April 2000-June 2003); Principal and Chief Operating
                               Officer


                        42 | OPPENHEIMER REAL ESTATE FUND

BRIAN W. WIXTED,               (March 1995-March 1999) at Bankers Trust Company-Mutual Fund
Continued                      Services Division. An officer of 86 portfolios in the
                               OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General
Secretary (since 2003)         Counsel (since February 2002) of the Manager; General
Age: 56                        Counsel and a director (since November 2001) of the
                               Distributor; General Counsel (since November 2001) of
                               Centennial Asset Management Corporation; Senior Vice
                               President and General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation; Secretary and
                               General Counsel (since November 2001) of Oppenheimer
                               Acquisition Corp.; Assistant Secretary and a director (since
                               October 1997) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and a director (since
                               November 2001) of Oppenheimer Partnership Holdings, Inc.; a
                               director (since November 2001) of Oppenheimer Real Asset
                               Management, Inc.; Senior Vice President, General Counsel and
                               a director (since November 2001) of Shareholder Financial
                               Services, Inc., Shareholder Services, Inc., OFI Private
                               Investments, Inc. and OFI Trust Company; Vice President
                               (since November 2001) of OppenheimerFunds Legacy Program;
                               Senior Vice President and General Counsel (since November
                               2001) of OFI Institutional Asset Management, Inc.; a
                               director (since June 2003) of OppenheimerFunds (Asia)
                               Limited. Formerly Senior Vice President (May 1985-December
                               2003), Acting General Counsel (November 2001-February 2002)
                               and Associate General Counsel (May 1981-October 2001) of the
                               Manager; Assistant Secretary of Shareholder Services, Inc.
                               (May 1985- November 2001), Shareholder Financial Services,
                               Inc. (November 1989-November 2001); and OppenheimerFunds
                               International Ltd. (October 1997-November 2001). An officer of 86 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since
Vice President and             March 2004) of the Manager; Vice President (since June 1983)
Chief Compliance Officer       of OppenheimerFunds Distributor, Inc., Centennial Asset
(since 2004)                   Management Corporation and Shareholder Services, Inc.
Age: 54                        Formerly (until February 2004) Vice President and Director of Internal Audit of the Manager. An officer of 86
                               portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                        43 | OPPENHEIMER REAL ESTATE FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $19,450 in fiscal 2005 and $18,250 in fiscal 2004.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees include:  internal control reviews.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $115,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant's retirement plan with respect to its trustees.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $115,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7. DISCLOSURE OF PROXY POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

         Not applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM.

         Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

         The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

ITEM 11.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of April 30, 2005, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

   (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

   (B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)

   (C) EXHIBITS ATTACHED HERETO. (ATTACH PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AS REQUIRED BY ITEM 7)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:      /S/ JOHN V. MURPHY
         ----------------------------
         John V. Murphy
         Principal Executive Officer

Date:    June 15, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /S/ JOHN V. MURPHY
         ----------------------------
         John V. Murphy
         Principal Executive Officer
Date:    June 15, 2005

By:      /S/ BRIAN W. WIXTED
         ----------------------------
         Brian W. Wixted
         Chief Financial Officer
Date:    June 15, 2005